Exhibit 10.3
GO2MARKET.COM INCORPORATED
2000 STOCK OPTION PLAN
SECTION 1.
DEFINITIONS
     As used herein, the following terms shall have the meanings indicated below:
     A. The “Company” shall mean Go2Market.com Incorporated, a Minnesota corporation.
     B. “Common Stock” shall mean the Common Stock of the Company, subject to adjustment as described in Section 12.
     C. The “Plan” shall mean the Go2Market.com Incorporated 2000 Stock Option Plan, as amended hereafter from time to time.
     D. The “Optionee” for purposes of Section 9 is an employee of the Company to whom an incentive stock option has been granted under the Plan. For purposes of Section 10, the “Optionee” is the director, officer or employee of the Company to whom a nonqualified stock option has been granted. For purposes of Sections 11 through 16, the “Optionee” is any person to whom an incentive or nonqualified stock option has been granted.
     E. “Committee” shall mean a Committee of three or more persons who may be appointed by, and serve at the pleasure of the Board and shall have such powers and authority as granted to it by the Board. Each of the members of the Committee shall be a “disinterested” person within the meaning of Rule 16b-3, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934. A “disinterested” person under Rule l6b-3 means a person who, among other things, is not eligible and has not at any time within one year prior to appointment to the Committee or, if shorter, during the period following the initial registration of the Company’s equity securities under Section 12 of the Securities Exchange Act of 1934, been eligible to participate in the Plan or in any other plan of the Company entitling participants to acquire stock, stock options or stock appreciation rights.
     F. The “Internal Revenue Code” is the Internal Revenue Code of 1986, as amended from time to time.
SECTION 2.
PURPOSE
     The purpose of the Plan is to promote the success of the Company by facilitating the employment and retention of competent personnel and by furnishing incentives to officers, directors, employees and consultants upon whose efforts the success of the Company will depend to a large degree.

     It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as “incentive stock options” under the provisions of Section 422 of the Internal Revenue Code, and through the granting of nonqualified stock options pursuant to Section 10 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors.
SECTION 3.
EFFECTIVE DATE OF PLAN
     The Plan shall be effective as of the date it is adopted by the Board of Directors of the Company.
SECTION 4.
ADMINISTRATION
     The Plan shall be administered by the Board of Directors of the Company (the “Board”) or, to the extent empowered by the Board, by a Stock Option Committee (hereinafter referred to as the “Committee” and as defined in Section 1(e) of this Plan) which may be appointed by the Board from time to time. Notwithstanding the foregoing, the Plan shall be administered by the Committee from and after the date of the initial registration of the Company’s equity securities under Section 12 of the Securities Exchange Act of 1934. The Board shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option or nonqualified stock option shall be granted, the individuals to whom, and the time or times at which, options shall be granted, the number of shares subject to each option and the option price, terms and conditions of each option. The Committee shall have such powers as are granted to it by the Board. The Board, or the Committee if so empowered by the Board, shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option agreements (which may vary from Optionee to Optionee) evidencing each option and to make all other determinations necessary or advisable for the administration of the Plan. The Board’s interpretation of the Plan, or the Committee’s interpretation if so empowered by the Board, and all actions taken and determinations made by the Board pursuant to the power vested in it hereunder, or by the Committee to the extent empowered by the Board, shall be conclusive and binding on all parties concerned. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan.
     In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.
SECTION 5.
PARTICIPANTS
     The Board, or the Committee if so empowered by the Board, shall from time to time, at its discretion and without approval of the shareholders, designate those directors, officers,

employees, consultants or advisors of the Company or of any parent or subsidiary of the Company to whom nonqualified stock options shall be granted; provided, however, that consultants or advisors shall not be eligible to receive stock options hereunder unless such consultant or advisor renders bona-fide services to the Company or a parent or subsidiary of the Company and such services are not in connection with the offer or sale of securities in a capital-raising transaction. The Board, or the Committee if so empowered by the Board, shall also designate those employees of the Company or of any parent or subsidiary of the Company to whom incentive stock options shall be granted.
     The Board, or the Committee if so empowered by the Board, may grant additional incentive stock options or nonqualified stock options to some or all participants then holding options or may grant such options solely or partially to new participants. In designating participants, the Board, or the Committee if so empowered by the Board, shall also determine the number of shares to be optioned to each such participant.
SECTION 6.
STOCK
     The capital stock of the Company to be subject to options granted under this Plan shall consist of 5,000,000 shares of authorized but unissued Common Stock (the “Option Stock”) and shall be reserved and available for options under the Plan; provided, however, the total number of shares of Common Stock reserved for options under this Plan shall be subject to adjustment as provided in Section 12. In the event that any outstanding option under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Common Stock allocable to the unexercised portion of such option shall continue to be reserved for options under the Plan and may be optioned hereunder.
SECTION 7.
DURATION OF PLAN
     Stock options may be granted pursuant to this Plan from time to time during a period of ten (10) years from the earlier of the date the Plan is approved by the Board of Directors or the date it is approved by the shareholders of the Company.
SECTION 8.
PAYMENT
     Optionees may pay for shares upon exercise of options granted pursuant to this Plan with cash, a certified check, or any other form of legal consideration deemed sufficient by the Board of Directors or the Committee and consistent with the Plan’s purpose and applicable law, including promissory notes, or, if authorized by the Board of Directors or the Committee, in the form of previously acquired shares of Common Stock.
SECTION 9.
TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS
     Each incentive stock option granted pursuant to this Plan shall be evidenced by a written stock option agreement (the “Option Agreement”). The Option Agreement shall be in such form as may be approved from time to time by the Board or the Committee (if so empowered by the Board) and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:
(a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. The option price per share shall not be less than one hundred percent (100%) of the fair market value of the Common Stock per share on the date the Board or the Committee if so empowered by the Board, grants the option; provided, however, that, if an Optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary of the Company (a “10% Shareholder”), the option price per share of an incentive stock option granted to such Optionee shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock per share on the date of the grant of the option. For purposes hereof, if such stock is then reported in the national market system or is listed upon an established exchange or exchanges, “fair market value” of the Common Stock per share shall be the highest closing price of such stock in such national market system or on such stock exchange or exchanges on the last trading date immediately preceding the date the option is granted or, if no sale of such stock shall have occurred on that date, on the next preceding day on which there was a sale of stock. If such stock is not so reported in the national market system or listed upon an exchange, “fair market value” shall be the mean between the “bid” and “asked” prices quoted by a recognized specialist in the Common Stock of the Company on the last trading date immediately preceding the date the option is granted, or if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes. If such stock is not publicly traded as of the date the option is granted, the “fair market value” of the Common Stock shall be determined by the Board, or the Committee if so empowered by the Board, in its sole discretion by applying principles of valuation with respect to all such options. The Board, or the Committee if so empowered by the Board, shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.
(b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Board, or the Committee if so empowered by the Board, but in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted, and in the case of an incentive stock option granted to a 10% Shareholder, the incentive stock option shall not be exercisable during a term of more than five (5) years after the date on which it is granted. The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is not exercisable in full immediately, the manner of exercise of the option shall be specified in the Option Agreement. The Board, or the Committee if so empowered by the Board, may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.
(c) Holding Period. The sale or other disposition of any shares of Common Stock acquired by an Optionee pursuant to the exercise of an option described above shall be eligible for the favorable taxation treatment of Section 421(a) of the Internal Revenue Code if no disposition of such shares is made by the Optionee within two (2) years from the date of the granting of the option under which the shares were acquired nor within one (1) year after the acquisition of such shares pursuant to the exercise of such option, or such other periods as may be prescribed by the Internal Revenue Code. In the event of an Optionee’s death, such holding period shall not be applicable pursuant to Section 42l(c)(l) of the Internal Revenue Code.
(d) Limitation. The aggregate fair market value of the shares of Common Stock (determined at the time of the grant of the option) with respect to which incentive stock options granted under this Plan and any other plans of the Company (including all such plans adopted by a parent or subsidiary of the Company) are exercisable for the first time by the Optionee during any calendar year shall not exceed $100,000.
SECTION 10.
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS
     Each nonqualified stock option granted pursuant to the Plan shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Board, or the Committee if so empowered by the Board, and may vary from Optionee to Optionee; provided, however, that each Optionee and each Option Agreement shall comply with and be subject to the following terms and conditions:
(a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Board of Directors, or the Committee if so empowered by the Board, the option price per share shall be equal to one hundred percent (100%) of the fair market value of the Common Stock per share on the date the Board or the Committee grants the option. For purposes hereof, the “fair market value” of a share of Common Stock shall have the same meaning as set forth under Section 9(a) herein.
(b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Board, or the Committee if so empowered by the Board. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is not exercisable in full immediately, the manner of exercise of the option shall be specified in the stock option agreement. The Board, or the Committee if so empowered by the Board, may accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.
(c) Other Provisions. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Board, or the Committee, as the case may be, shall deem advisable, including, without limitation, rights of repurchase and transfer restrictions with respect to any shares acquired by the Optionee pursuant to the exercise of the option.

SECTION 11.
TRANSFER OF OPTION
     No option shall be transferable, in whole or in part, by the Optionee other than by will or by the laws of descent and distribution and, during the Optionee’s lifetime, the option may be exercised only by the Optionee. If the Optionee shall attempt any transfer of any option granted under the Plan during the Optionee’s lifetime, such transfer shall be void and the option, to the extent not fully exercised, shall terminate.
SECTION 12.
RECAPITALIZATION, SALE, MERGER, EXCHANGE
CONSOLIDATION OR LIQUIDATION
     In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Common Stock covered by each outstanding option and the price per share thereof shall be equitably adjusted by the Board of Directors or the Committee, as the case may be, to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.
     In the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, exchange, consolidation or liquidation of the Company, the Board of Directors may, in connection with the Board’s adoption of the plan for sale, merger, exchange, consolidation or liquidation, provide for one or more of the following: (i) the acceleration of the exercisability of any or all outstanding options; (ii) the complete termination of this Plan and cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Optionees a reasonable period of time in which to exercise the options prior to the effectiveness of such sale, merger, exchange, consolidation or liquidation); and (iii) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for sale, merger, exchange, consolidation or liquidation and provide to Optionees holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such sale, merger, exchange, consolidation or liquidation. The grant of an option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
SECTION 13.
INVESTMENT PURPOSE
     No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including, without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Common Stock to Optionee, the Board, or the Committee if so empowered by the Board, may require an Optionee to (a) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Board, or the Committee if so empowered by the Board, shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Optionee shall not dispose of the shares of Common Stock in violation of the Securities Act of 1933 or any other applicable securities laws. Company reserves the right to place a legend on any stock certificate issued upon exercise of an option granted pursuant to the Plan to assure compliance with this Section 13.
SECTION 14.
RIGHTS AS A SHAREHOLDER
     An Optionee (or the Optionee’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by an option until the date of the issuance of a stock certificate evidencing such shares (except as otherwise provided in Section 12 above). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 12).
SECTION 15.
AMENDMENT OF THE PLAN
     The Board of Directors of the Company may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment shall impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of the Optionee without the consent of the Optionee. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares of Common Stock subject to the Plan except as provided in Section 12 hereof, (ii) change the designation of the class of persons eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan, unless such revision or amendment is approved by the shareholders of the Company. Furthermore, the Plan may not, without the approval of the shareholders of the Company, be amended in any manner that will cause incentive stock options to fail to meet the requirements of “Incentive Stock Options” as defined in Section 422 of the Internal Revenue Code.
SECTION 16.
NO OBLIGATION TO EXERCISE OPTION
     The granting of an option shall impose no obligation upon the Optionee to exercise such option. Further, the granting of an option hereunder shall not impose upon the Company or any parent or subsidiary of the Company any obligation to retain the Optionee in its employ or as a director for any period.